SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries
Main operating subsidiary:

Sun Communities Operating Limited Partnership, a Michigan limited partnership

Other subsidiaries:

481 Associates, a Florida general partnership
1008 Tuscany, LLC, a Mississippi limited liability company
AIOP Brentwood West, L.L.C., a Delaware limited liability company
AIOP Florida Properties I, L.L.C., a Delaware limited liability company
AIOP Florida Properties II, L.L.C., a Delaware limited liability company
AIOP Gulfstream Harbor, L.L.C., a Delaware limited liability company
AIOP Gulfstream Outlots, L.L.C., a Delaware limited liability company
AIOP Lost Dutchman Notes, L.L.C., a Delaware limited liability company
AIOP Serendipity, L.L.C., a Delaware limited liability company
ALL Acquisition, L.L.C., a Delaware limited liability company
AMLL Mountain View Estates, LLC, a Delaware limited liability company
AMLL Mountain View Estates Holding, LLC, a Delaware limited liability company
Apple Carr Village MHP Holding Company #1, LLC, a Michigan limited liability company
Apple Carr Village Mobile Home Park, LLC, a Michigan limited liability company
Apple Orchard, L.L.C., a Michigan limited liability company
Aspen-Alpine Project, LLC, a Michigan limited liability company
Aspen-Brentwood Project, LLC, a Michigan limited liability company
Aspen-Byron Project, LLC, a Michigan limited liability company
Aspen-Country Project, LLC, a Michigan limited liability company
Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership
Aspen-Grand Project, LLC, a Michigan limited liability company
Aspen-Holland Estates, LLC, a Michigan limited liability company
Aspen-Town & Country Associates II, LLC, a Michigan limited liability company
Asset Investors Operating Partnership, L.P., a Delaware limited partnership
Audubon Point RV Park II LLC, a Mississippi limited liability company
Bay View Park Limited, an England and Wales corporation
Berth One Palm Beach, LLC, a Florida limited liability company
Beverage Annapolis, LLC, a Delaware limited liability company
Beverage Aqualand, LLC, a Delaware limited liability company
Beverage Aqua Yacht, LLC, a Delaware limited liability company
Beverage Bahia Bleu, LLC, a Delaware limited liability company
Beverage Beaufort, LLC, a Delaware limited liability company
Beverage Beaver Creek, LLC, a Delaware limited liability company
Beverage Brady Mountain, LLC, a Delaware limited liability company
Beverage Burnside, LLC, a Delaware limited liability company
Beverage Calusa, LLC, a Delaware limited liability company
Beverage CCM, LLC, a Delaware limited liability company
Beverage Charleston Boatyard, LLC, a Delaware limited liability company
Beverage Eagle Cove, LLC, a Delaware limited liability company
Beverage Emerald Point, LLC, a Delaware limited liability company
Beverage Grand Isle, LLC, a Delaware limited liability company
Beverage Great Oak Landing, LLC, a Delaware limited liability company
Beverage Green Harbor, LLC, a Delaware limited liability company
Beverage Harborage YC, LLC, a Delaware limited liability company
Beverage Harbors View, LLC, a Delaware limited liability company
i

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Beverage Holly Creek LLC, a Delaware limited liability company
Beverage Islamorada, LLC, a Delaware limited liability company
Beverage Jamestown, LLC, a Delaware limited liability company
Beverage Jarrett Bay, LLC, a Delaware limited liability company
Beverage Jefferson Beach, LLC, a Delaware limited liability company
Beverage King’s Point, LLC, a Delaware limited liability company
Beverage Marathon, LLC, a Delaware limited liability company
Beverage New Port Cove, LLC, a Delaware limited liability company
Beverage Newport Shipyard, LLC, a Delaware limited liability company
Beverage North Palm Beach, LLC, a Delaware limited liability company
Beverage Old Port Cove, LLC, a Delaware limited liability company
Beverage Outer Banks, LLC, a Delaware limited liability company
Beverage Pier 121, LLC, a Delaware limited liability company
Beverage Pineland, LLC, a Delaware limited liability company
Beverage Port Royal, LLC, a Delaware limited liability company
Beverage PYC, LLC, a Delaware limited liability company
Beverage RBY, LLC, a Delaware limited liability company
Beverage Reserve Harbor, LLC, a Delaware limited liability company
Beverage Siesta Key, LLC, a Delaware limited liability company
Beverage Sportsman, LLC, a Delaware limited liability company
Beverage Star Island, LLC, a Delaware limited liability company
Beverage Toledo Beach, LLC, a Delaware limited liability company
Beverage Tower Marine, LLC, a Delaware limited liability company
Beverage Walden, LLC, a Delaware limited liability company
Beverage Zahnisers, LLC, a Delaware limited liability company
Blue Heron Delaware One LLC, a Delaware limited liability company
Blue Heron Delaware Two LLC, a Delaware limited liability company
Bowland Fell Park Limited, an England and Wales corporation
Brentwood Delaware One LLC, a Delaware limited liability company
Brentwood Delaware Two LLC, a Delaware limited liability company
Bridge Leisure Bidco Limited, an England and Wales corporation
Bridge Leisure Finco Limited, an England and Wales corporation
Bridge Leisure Management Limited, an England and Wales corporation
Bridge Leisure Management (North) Limited, an England and Wales corporation
Bridge Leisure Midco Limited, an England and Wales corporation
Bridge Leisure Parks (Finance) Limited, an England and Wales corporation
Bridge Leisure Parks (Holdings) Limited, an England and Wales corporation
Bridge Leisure Parks Limited, an England and Wales corporation
Bridge Leisure Topco Limited, an England and Wales corporation
Bright Insurance Agency, Inc., a Michigan corporation
Brookside Village MHP Holding Company #1, LLC, a Michigan limited liability company
Brookside Village Mobile Home Park, LLC, a Michigan limited liability company
Camp Jellystone LLC, a Delaware series limited liability company
Cape Harbour Parking 1, LLC, a Delaware series limited liability company
Cape Harbour Parking 2, LLC, a Delaware series limited liability company
Carefree Broadacre Mezz 1 LLC, a Delaware limited liability company
Carefree Canada TRS Inc., an Ontario corporation
Carefree Communities CA LLC, a Delaware limited liability company
Carefree Communities LLC, a Delaware limited liability company
Carefree Property Mezz 1 LLC, a Delaware limited liability company
Carefree Shadowwood, LLC, a Delaware limited liability company
Carriage Cove, LLC, a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Carriage Cove Holding, LLC, a Delaware limited liability company
CAX Cypress Greens, L.L.C., a Delaware limited liability company
CAX La Casa Blanca, L.L.C., a Delaware limited liability company
CAX La Casa Blanca East, L.L.C., a Delaware limited liability company
CAX Lakeshore, L.L.C., a Delaware limited liability company
CAX Rancho Mirage, L.L.C., a Delaware limited liability company
CC RP LLC, a Delaware limited liability company
CGVII, LLC, a North Carolina limited liability company
Cherryfield, LLC, a Michigan limited liability company
Christies Parks Limited, a Scotland corporation
Cider Mill Village Mobile Home Park, LLC, a Michigan limited liability company
Cima del Mundo, LLC, a California limited liability company
Cinque Ports Leisure Homes Ltd, an England and Wales corporation
Club Kean, Michigan non-profit corporation
Coghurst Hall Holiday Village Ltd, an England and Wales corporation
Comal Farms Manager LLC, a Michigan limited liability company
Community Blue Heron Pines Joint Venture LLC, a Delaware limited liability company
Community Brentwood Joint Venture LLC, a Delaware limited liability company
Community Savanna Club Joint Venture, a Delaware general partnership
Country Hills Village Mobile Home Park, LLC, a Michigan limited liability company
Country Meadows Village MHP Holding Company #1, LLC, a Michigan limited liability company
Country Meadows Village Mobile Home Park, LLC, a Michigan limited liability company
CP Acquisitionco Ltd, an England and Wales corporation
CP Comal Farms Limited Partnership, a Michigan limited partnership
CP Equityco Ltd, an England and Wales corporation
CP Woodlake Limited Partnership, a Michigan limited partnership
Crown Holdco Limited, a Jersey private limited company
Crumpwood Ltd, an England and Wales corporation
Deerwood I Holding, LLC, a Delaware limited liability company
Deerwood I Park, LLC, a Delaware limited liability company
Deerwood II Holding, LLC, a Delaware limited liability company
Deerwood II Park, LLC, a Delaware limited liability company
Dockspot UK Limited, a United Kingdom corporation
Dockspot US, LLC, a Delaware limited liability company
Dutton Mill Village, LLC, a Michigan limited liability company
Egelcraft, LLC, a Delaware limited liability company
East Fork Crossing Manager LLC, a Michigan limited liability company
El Capitan Canyon, LLC, a California limited liability company
Evengain Ltd, an England and Wales corporation
FC East Fork Crossing LLC, a Michigan limited liability company
FC Glen Laurel LLC, a Michigan limited liability company
FC Meadowbrook LLC, a Michigan limited liability company
FC Pebble Creek LLC, a Michigan limited liability company
FC River Ranch Limited Partnership, a Michigan limited partnership
FC Stonebridge Limited Partnership, a Michigan limited partnership
FC Summit Ridge Limited Partnership, a Michigan limited partnership
FC Sunset Ridge Limited Partnership, a Michigan limited partnership
Field of Dreams Financing LLC, a Maryland limited liability company
Field of Dreams Holding Company, LLC, a Maryland limited liability company
Fox Creek Reserve, L.L.C., a Delaware limited liability company
GCP Countryside GP, LLC, a Delaware limited liability company
GCP Countryside Limited Partnership, a Delaware limited partnership

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

GCP Fairfield Village, LLC, a Delaware limited liability company
GCP Kings Pointe, LLC, a Delaware limited liability company
GCP LaCosta Holding, LLC, a Delaware limited liability company
GCP Lakeshore, LLC, a Delaware limited liability company
GCP Lamplighter, LLC, a Delaware limited liability company
GCP Lamplighter Holding, LLC, a Delaware limited liability company
GCP Maplewood, LLC, a Delaware limited liability company
GCP Maplewood Holding, LLC, a Delaware limited liability company
GCP Maplewood Two, LLC, a Delaware limited liability company
GCP Murex Holding, LLC, a Delaware limited liability company
GCP Oak Creek, LLC, a Delaware limited liability company
GCP Oak Creek Holding, LLC, a Delaware limited liability company
GCP Parkside Holding, LLC, a Delaware limited liability company
GCP Parkside Village, LLC, a Delaware limited liability company
GCP Plantation Landings, LLC, a Delaware limited liability company
GCP Plantation Landings Holding, LLC, a Delaware limited liability company
GCP Skyline, LLC, a Delaware limited liability company
GCP Smart Holding, LLC, a Delaware limited liability company
GCP Smart Parent, LLC, a Delaware limited liability company
GCP Swan Meadow, LLC, a Delaware limited liability company
GCP Town and Country, LLC, a Delaware limited liability company
GCP Town and Country Holding, LLC, a Delaware limited liability company
GCP Valley View, LLC, a Delaware limited liability company
GCP Walden Woods One, LLC, a Delaware limited liability company
GCP Walden Woods Two, LLC, a Delaware limited liability company
GCP Westside Ridge, LLC, a Delaware limited liability company
Glen Laurel Manager LLC, a Michigan limited liability company
Golden Sands Ltd, an England and Wales corporation
Golden Valley TRS JV LLC, a Michigan limited liability company
Green Courte R.E. Fund, LLC, a Delaware limited liability company
GTSC, LLC, a Delaware limited liability company
GTSC Warehouse Depositor, LLC, a Delaware limited liability company
GTSC Warehouse, LLC, a Delaware limited liability company
Guadalupe River TRS JV LLC, a Michigan limited liability company
Gulfstream Utility LLC, a Michigan limited liability company
Hagerstown TRS JV LLC, a Michigan limited liability company
Hammerton Caravan Group Limited, an England and Wales corporation
Hammerton Leisure Limited, an England and Wales corporation
Hamptons Holding, LLC, a Delaware limited liability company
Hamptons Park, LLC, Delaware limited liability company
Harts Holiday Camps Ltd, an England and Wales corporation
Harts Holiday Village Ltd, an England and Wales corporation
Henfold Propco Limited, a Jersey private limited company
Hickory Hills Village, LLC, a Michigan limited liability company
Hickory Hills Village MHP Holding Company #1, LLC, a Michigan limited liability company
Hidden Ridge An RV Community, LLC, a Michigan limited liability company
Hidden Ridge RV Park Holding Company #1, LLC, a Michigan limited liability company
High Point Associates, L.P., a Delaware limited partnership
High Point GP One LLC, a Michigan limited liability company
Hill Country Resorts Bev. Co., LLC, a Texas limited liability company
Hill Country Resorts, LLC, a Michigan limited liability company
Hill Country Resorts SUB1, LLC, a Texas limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Hill Country Resorts SUB2, LLC, a Texas limited liability company
Hill Country TRS JV LLC, a Michigan limited liability company
Hitching Post Recreation, Inc., a Florida corporation
Holiday West Village Mobile Home Park, LLC, a Michigan limited liability company
International Marina Group I, L.P., a Texas limited partnership
Jensen’s Cherrywood Community, LLC, a New York limited liability company
Jensen’s Crossroads, LLC, a South Carolina limited liability company
Jensen’s Southside Landing, LLC, a Maryland limited liability company
Kerrville Camp-Resort, LLC, a Texas limited liability company
LaCosta Property, LLC, a Delaware limited liability company
Ladycroft Ltd, an England and Wales corporation
Lakeshore Landings, LLC, a Delaware limited liability company
Lakeshore Utilities, Inc., a Delaware corporation
Lakeshore Utilities, L.L.C., a Delaware limited liability company
Lazy River Resort, LLC, a New York limited liability company
Lazy River TRS JV LLC, a Michigan limited liability company
Leisure Village MHP Holding Company #1, LLC, a Michigan limited liability company
Leisure Village Mobile Home Park, LLC, a Michigan limited liability company
Little Munyon, LLC, a Florida limited liability company
LIW Limited Partnership, a Michigan limited partnership
Long Neck Water Company, L.L.C., a Delaware limited liability company
Luray TRS JV LLC, a Michigan limited liability company
Maple Brook, L.L.C., an Illinois limited liability company
Marina PDR Hospitality LLC, a Delaware limited liability company
Marina PDR Operations LLC, a Delaware limited liability company
Marina Software, LLC, a Delaware limited liability company
Marlie Fann Holiday Village Ltd, an England and Wales corporation
Martello Beach Ltd, an England and Wales corporation
McIntosh Utilities, Inc., a Florida non-profit corporation
Meadowbrook Manager LLC, a Michigan limited liability company
Meadow Lake Development Company LLC, a Michigan limited liability company
Memphis TRS JV LLC, a Michigan limited liability company
Miami Lakes GP One LLC, a Delaware limited liability company
Miami Lakes Venture Associates LLC, a Delaware limited liability company
Mountain View Resorts, LLC, a Virginia limited liability company
National Home Communities, LLC, a Delaware limited liability company
NexT Software, LLC, a Delaware limited liability company
NHC-CA101, LLC, a Delaware limited liability company
NHC-FL101, LLC, a Delaware limited liability company
NHC-FL102, LLC, a Delaware limited liability company
NHC-FL103, LLC, a Delaware limited liability company
NHC-FL104, LLC, a Delaware limited liability company
NHC-FL105, LLC, a Delaware limited liability company
NHC-FL106, LLC, a Delaware limited liability company
NHC-FL107, LLC, a Delaware limited liability company
NHC-FL108, LLC, a Delaware limited liability company
NHC-FL109, LLC, a Delaware limited liability company
NHC-FL110, LLC, a Delaware limited liability company
NHC-FL111, LLC, a Delaware limited liability company
NHC-FL112, LLC, a Delaware limited liability company
NHC-FL113, LLC, a Delaware limited liability company
NHC-FL114, LLC, a Delaware limited liability company
v

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

NHC-FL115, LLC, a Delaware limited liability company
NHC-FL116, LLC, a Delaware limited liability company
NHC-FL117, LLC, a Delaware limited liability company
NHC-FL118, LLC, a Delaware limited liability company
NHC-FL120, LLC, a Delaware limited liability company
NHC-FL122, LLC, a Delaware limited liability company
NHC-FL123, LLC, a Delaware limited liability company
NHC-FL124, LLC, a Delaware limited liability company
NHC-FL125, LLC, a Delaware limited liability company
NHC-FL126, LLC, a Delaware limited liability company
NHC-FL127, LLC, a Delaware limited liability company
NHC-FL128, LLC, a Delaware limited liability company
NHC-FL129, LLC, a Delaware limited liability company
NHC-FL130, LLC, a Delaware limited liability company
NHC-FL130A, LLC, a Delaware limited liability company
NHC-FL131, LLC, a Delaware limited liability company
NHC-FL132, LLC, a Delaware limited liability company
NHC-FL133, LLC, a Delaware limited liability company
NHC-FL134, LLC, a Delaware limited liability company
NHC-FL135, LLC, a Delaware limited liability company
NHC-FL136, LLC, a Delaware limited liability company
NHC-FL137, LLC, a Delaware limited liability company
NHC-FL138, LLC, a Delaware limited liability company
NHC-FL139, LLC, a Delaware limited liability company
NHC-FL140, LLC, a Delaware limited liability company
NHC-FL141, LLC, a Delaware limited liability company
NHC-FL142, LLC, a Delaware limited liability company
NHC-FL143, LLC, a Delaware limited liability company
NHC-FL144, LLC, a Delaware limited liability company
NHC-FL145, LLC, a Delaware limited liability company
NHC-FL201, LLC, a Delaware limited liability company
NHC-FL202, LLC, a Delaware limited liability company
NHC-FL203, LLC, a Delaware limited liability company
NHC-FL204, LLC, a Delaware limited liability company
NHC-FL205, LLC, a Delaware limited liability company
NHC-FL206, LLC, a Delaware limited liability company
NHC-FL207, LLC, a Delaware limited liability company
NHC-FL208, LLC, a Delaware limited liability company
NHC-FL209, LLC, a Delaware limited liability company
NHC-MA101, LLC, a Delaware limited liability company
NHC-NC101, LLC, a Delaware limited liability company
NHC-NJ101, LLC, a Delaware limited liability company
NHC-NJ102, LLC, a Delaware limited liability company
NHC-NJ103, LLC, a Delaware limited liability company
NHC-TX101, LLC, a Delaware limited liability company
NHC-TX102, LLC, a Delaware limited liability company
NHC-TX103, LLC, a Delaware limited liability company
NHC-TX104, LLC, a Delaware limited liability company
NHC Mezz Borrower LLC, a Delaware limited liability company
North American Glamping LLC, a Michigan limited liability company
Northgate Golden Valley, LLC, a North Carolina limited liability company
Northgate Ossipee Lessee, LLC, a New Hampshire limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Northgate Ossipee, LLC, a New Hampshire limited liability company
Northgate Ossipee Storage, LLC, a New Hampshire limited liability company
NRVC-Holding Co. LLC, a Delaware limited liability company
NRVC Valley Investment LLC, a Delaware limited liability company
Oak Island Village Mobile Home Park, LLC, a Michigan limited liability company
Oak Ridge, L.L.C., an Illinois limited liability company
Ocean One Hundred Limited, a United Kingdom corporation
Old Kerrow Propco Limited, a Jersey private limited company
Origen Financial Services LLC, a Delaware limited liability company
Palm Creek Holdings LLC, an Arizona limited liability company
Palm Key Village Holding, LLC, a Delaware limited liability company
Palm Key Village Park, LLC, a Delaware limited liability company
Park Leisure 2000 (Cornwall) Limited, an England corporation
Park Leisure 2000 Limited, an England corporation
Park Leisure 2000 (Northumberland) Limited, an England corporation
Park Leisure Group Limited, an England corporation
Park Holidays UK Finance Ltd, an England and Wales corporation
Park Holidays UK Limited, an England and Wales corporation
Park Place Community, L.L.C., a Delaware limited liability company
Park Royale MHP, L.L.C, a Delaware limited liability company
PDR Acquisitions, LLC, a Delaware limited liability company
Pebble Creek Manager LLC, a Michigan limited liability company
Pelican Bay Communities, LLC, a Delaware limited liability company
Pelican Commercial, LLC, a Delaware limited liability company
Pemican Limited, a United Kingdom corporation
Pinebrook Village Mobile Home Park, LLC, a Michigan limited liability company
Prime-Forest Partners, a Florida general partnership
Quarryville Resorts GP, LLC, a Michigan limited liability company
Quarryville Resorts, LP, a Pennsylvania limited partnership
Quarryville TRS JV LLC, a Michigan limited liability company
Rancho Alipaz Owner LLC, a Michigan limited liability company
Rancho Alipaz Owner II LLC, a Michigan limited liability company
Rancho Alipaz Owner III LLC, a Michigan limited liability company
RBY, LLC, a Florida limited liability company
R.E.Fund Newport, LLC, a Delaware limited liability company
River Haven Operating Company LLC, a Michigan limited liability company
River Ranch Manager LLC, a Michigan limited liability company
Riverside Golf Course Community, L.L.C., a Delaware limited liability company
Riverside Utilities, L.L.C., a Delaware limited liability company
RMLPG, LLC, a Delaware limited liability company
Route 27 Associates, LTD., a Florida limited partnership
Royal Palm Village, L.L.C., a Delaware limited liability company
RSBC Delaware, LLC, a Delaware limited liability company
RSBC Real Estate Company, LLLP, a Delaware limited liability limited partnership
Rudgate Clinton Estates Holdings, LLC, a Michigan limited liability company
Rudgate Clinton Estates SPE, LLC, a Delaware limited liability company
Rudgate Clinton Holdings, LLC, a Michigan limited liability company
Rudgate Clinton SPE, LLC, a Delaware limited liability company
Rudgate Village Holdings, LLC, a Michigan limited liability company
Rudgate Village SPE, LLC, a Delaware limited liability company
Safe Harbor Marinas, LLC, a Delaware limited liability company
Safe Harbor Severn Yacht Club, Inc., a Maryland non-stock corporation

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sand Le Mere Caravan Park Limited, an England and Wales corporation
Savanna Eagles Retreat, L.L.C., a Delaware limited liability company
Savanna Landlord, L.L.C., a Delaware limited liability company
Savanna Links, L.L.C., a Delaware limited liability company
Savanna Preserve, L.L.C., a Delaware limited liability company
SCF Manager Inc., a Michigan corporation
SC Henfold Vernon LLC, a Michigan limited liability company
SCI BidCo Limited, a Jersey-Channel Islands corporation
SCI OpCo Limited, a United Kingdom corporation
SCI SG Bidco Limited, an England corporation
Sea Breeze GP One LLC, a Michigan limited liability company
Sea Breeze Limited Partnership, a Delaware limited partnership
Seaview Holiday Park Ltd, an England and Wales corporation
Seaview Holiday Village Limited, an England and Wales corporation
Shaddix Communities, LTD., a Florida limited partnership
SH Bluewater Yacht Sales, LLC, a North Carolina limited liability company
Sheffield MHP, LLC, a Michigan limited liability company
SH Marinas, LLC, a Delaware limited liability company
SHM 77, LLC, a Delaware limited liability company
SHM 77 TRS, LLC, a Delaware limited liability company
SHM Anacapa Isle, LLC, a Delaware limited liability company
SHM Anacapa Isle TRS, LLC, a Delaware limited liability company
SHM Angler House TRS, LLC, a Delaware limited liability company
SHM Annapolis, LLC, a Delaware limited liability company
SHM Annapolis TRS, LLC, a Delaware limited liability company
SHM Aqualand, LLC, a Delaware limited liability company
SHM Aqualand TRS, LLC, a Delaware limited liability company
SHM Aqua Yacht, LLC, a Delaware limited liability company
SHM Aqua Yacht TRS, LLC, a Delaware limited liability company
SHM Ashley Fuels, LLC, a Delaware limited liability company
SHM Ashley Fuels TRS, LLC, a Delaware limited liability company
SHM Bahia Bleu, LLC, a Delaware limited liability company
SHM Bahia Bleu TRS, LLC, a Delaware limited liability company
SHM Ballena Isle, LLC, a Delaware limited liability company
SHM Ballena Isle TRS, LLC, a Delaware limited liability company
SHM Beaufort, LLC, a Delaware limited liability company
SHM Beaufort TRS, LLC, a Delaware limited liability company
SHM Beaver Creek, LLC, a Delaware limited liability company
SHM Beaver Creek TRS, LLC, a Delaware limited liability company
SHM Belle Maer, LLC, a Delaware limited liability company
SHM Belle Maer Manager, LLC, a Delaware limited liability company
SHM Belle Maer TRS, LLC, a Delaware limited liability company
SHM Beverage Holding, LLC, a Delaware limited liability company
SHM Beverage, LLC, a Delaware limited liability company
SHM Bluewater, LLC, a Delaware limited liability company
SHM Bluewater TRS, LLC, a Delaware limited liability company
SHM Bohemia Vista, LLC, a Delaware limited liability company
SHM Bohemia Vista TRS, LLC, a Delaware limited liability company
SHM Brady Mountain, LLC, a Delaware limited liability company
SHM Brady Mountain TRS, LLC, a Delaware limited liability company
SHM Bristol Marina, LLC, a Delaware limited liability company
SHM Bristol Marina TRS, LLC, a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

SHM Bruce & Johnson, LLC, a Delaware limited liability company
SHM Bruce & Johnson TRS, LLC, a Delaware limited liability company
SHM Burnside, LLC, a Delaware limited liability company
SHM Burnside TRS, LLC, a Delaware limited liability company
SHM Burnt Store, LLC, a Delaware limited liability company
SHM Burnt Store TRS, LLC, a Delaware limited liability company
SHM BYYG Intermediate, LLC, a Delaware limited liability company
SHM BYYG, LLC, a Delaware limited liability company
SHM Cabrillo Isle, LLC, a Delaware limited liability company
SHM Cabrillo Isle TRS, LLC, a Delaware limited liability company
SHM Calusa, LLC, a Delaware limited liability company
SHM Calusa TRS, LLC, a Delaware limited liability company
SHM Cape Harbour, LLC, a Delaware limited liability company
SHM Cape Harbour TRS, LLC, a Delaware limited liability company
SHM Capri, LLC, a Delaware limited liability company
SHM Capri TRS, LLC, a Delaware limited liability company
SHM Carroll Island, LLC, a Delaware limited liability company
SHM Carroll Island TRS, LLC, a Delaware limited liability company
SHM Charleston Boatyard, LLC, a Delaware limited liability company
SHM Charleston Boatyard TRS, LLC, a Delaware limited liability company
SHM Charleston City Marina, LLC, a Delaware limited liability company
SHM Charleston City Marina TRS, LLC, a Delaware limited liability company
SHM CMS, LLC, a Delaware limited liability company
SHM Cove Haven, LLC, a Delaware limited liability company
SHM Cove Haven TRS, LLC, a Delaware limited liability company
SHM Cove Plaza, LLC, a Delaware limited liability company
SHM Cowesett, LLC, a Delaware limited liability company
SHM Cowesett TRS, LLC, a Delaware limited liability company
SHM Crystal Point, LLC, a Delaware limited liability company
SHM Crystal Point TRS, LLC, a Delaware limited liability company
SHM Dauntless, LLC, a Delaware limited liability company
SHM Dauntless TRS, LLC, a Delaware limited liability company
SHM Deep River, LLC, a Delaware limited liability company
SHM Deep River TRS, LLC, a Delaware limited liability company
SHM Detroit River, LLC, a Delaware limited liability company
SHM Detroit River TRS, LLC, a Delaware limited liability company
SHM Dockspot, LLC, a Delaware limited liability company
SHM Duck Island, LLC, a Delaware limited liability company
SHM Eagle Cove, LLC, a Delaware limited liability company
SHM Eagle Cove TRS, LLC, a Delaware limited liability company
SHM Edgartown MV, LLC, a Delaware limited liability company
SHM Edgartown MV TRS, LLC, a Delaware limited liability company
SHM Emerald Coast, LLC, a Delaware limited liability company
SHM Emerald Coast TRS, LLC, a Delaware limited liability company
SHM Emerald Point, LLC, a Delaware limited liability company
SHM Emerald Point TRS, LLC, a Delaware limited liability company
SHM Emeryville, LLC, a Delaware limited liability company
SHM Emeryville TRS, LLC, a Delaware limited liability company
SHM Ferry Point, LLC, a Delaware limited liability company
SHM Ferry Point TRS, LLC, a Delaware limited liability company
SHM Fiddler’s Cove, LLC, a Delaware limited liability company
SHM Fiddler’s Cove TRS, LLC, a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

SHM Gaines, LLC, a Delaware limited liability company
SHM Gaines TRS, LLC, a Delaware limited liability company
SHM Glen Cove, LLC, a Delaware limited liability company
SHM Glen Cove TRS, LLC, a Delaware limited liability company
SHM Grand Isle, LLC, a Delaware limited liability company
SHM Grand Isle TRS, LLC, a Delaware limited liability company
SHM Great Island, LLC, a Delaware limited liability company
SHM Great Island TRS, LLC, a Delaware limited liability company
SHM Great Lakes, LLC, a Delaware limited liability company
SHM Great Lakes TRS, LLC a Delaware limited liability company
SHM Great Oak Landing, LLC, a Delaware limited liability company SHM Great Oak Landing TRS, LLC, a Delaware limited liability company
SHM Green Harbor, LLC, a Delaware limited liability company
SHM Green Harbor TRS, LLC, a Delaware limited liability company
SHM Greenport, LLC, a Delaware limited liability company
SHM Greenport TRS, LLC, a Delaware limited liability company
SHM Greenwich Bay, LLC, a Delaware limited liability company
SHM Greenwich Bay TRS, LLC, a Delaware limited liability company
SHM Grider Hill, LLC, a Delaware limited liability company
SHM Grider Hill TRS, LLC, a Delaware limited liability company
SHM Hacks Point, LLC, a Delaware limited liability company
SHM Hacks Point TRS, LLC, a Delaware limited liability company
SHM Harbor House, LLC, a Delaware limited liability company
SHM Harborage YC, LLC, a Delaware limited liability company
SHM Harborage YC TRS, LLC, a Delaware limited liability company
SHM Harbors View, LLC, a Delaware limited liability company
SHM Harbors View TRS, LLC, a Delaware limited liability company
SHM Harbortown, LLC, a Delaware limited liability company
SHM Harbortown TRS, LLC, a Delaware limited liability company
SHM Haverstraw, LLC, a Delaware limited liability company
SHM Haverstraw TRS, LLC, a Delaware limited liability company
SHM Hawthorne Cove, LLC, a Delaware limited liability company
SHM Hawthorne Cove TRS, LLC, a Delaware limited liability company
SHM Hideaway Bay, LLC, a Delaware limited liability company
SHM Hideaway Bay TRS, LLC, a Delaware limited liability company
SHM Holdings 1, LLC, a Delaware limited liability company
SHM Holdings II, LLC, a Delaware limited liability company
SHM Holly Creek, LLC, a Delaware limited liability company
SHM Holly Creek TRS, LLC, a Delaware limited liability company
SHM IMG GP, LLC, a Delaware limited liability company
SHM IP, LLC, a Delaware limited liability company
SHM Islamorada, LLC, a Delaware limited liability company
SHM Islamorada TRS, LLC, a Delaware limited liability company
SHM Island Park, LLC, a Delaware limited liability company
SHM Jamestown Boatyard, LLC, a Delaware limited liability company
SHM Jamestown Boatyard TRS, LLC, a Delaware limited liability company
SHM Jamestown, LLC, a Delaware limited liability company
SHM Jamestown TRS, LLC, a Delaware limited liability company
SHM Jarrett Bay, LLC, a Delaware limited liability company
SHM Jarrett Bay TRS, LLC, a Delaware limited liability company
SHM Jefferson Beach, LLC, a Delaware limited liability company
SHM Jefferson Beach TRS, LLC, a Delaware limited liability company
x

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

SHM King’s Point, LLC, a Delaware limited liability company
SHM King’s Point TRS, LLC, a Delaware limited liability company
SHM Kittery Point, LLC, a Delaware limited liability company
SHM Kittery Point TRS, LLC, a Delaware limited liability company
SHM Lakefront, LLC, a Delaware limited liability company
SHM Lakefront TRS, LLC, a Delaware limited liability company
SHM LMC, LLC, a Delaware limited liability company
SHM LMC Solar, LLC, a Delaware limited liability company
SHM LMC TRS, LLC, a Delaware limited liability company
SHM Loch Lomond, LLC, a Delaware limited liability company
SHM Loch Lomond TRS, LLC, a Delaware limited liability company
SHM Management, LLC, a Delaware limited liability company
SHM Manasquan, LLC, a Delaware limited liability company
SHM Manasquan TRS, LLC, a Delaware limited liability company
SHM Marathon, LLC, a Delaware limited liability company
SHM Marathon TRS, LLC, a Delaware limited liability company
SHM Marina Bay, LLC, a Delaware limited liability company
SHM Marina Bay TRS, LLC, a Delaware limited liability company
SHM Marina Way, LLC, a Delaware limited liability company
SHM MBYH, LLC, a Delaware limited liability company
SHM MBYH TRS, LLC, a Delaware limited liability company
SHM Mill Creek, LLC, a Delaware limited liability company
SHM Mill Creek TRS, LLC, a Delaware limited liability company
SHM Mystic, LLC, a Delaware limited liability company
SHM Mystic TRS, LLC, a Delaware limited liability company
SHM Narrows Point, LLC, a Delaware limited liability company
SHM Narrows Point TRS, LLC, a Delaware limited liability company
SHM NEB, LLC, a Delaware limited liability company
SHM NEB Tenant, LLC, a Delaware limited liability company
SHM NEB TRS, LLC, a Delaware limited liability company
SHM New Port Cove, LLC, a Delaware limited liability company
SHM New Port Cove TRS, LLC, a Delaware limited liability company
SHM Newport Shipyard, LLC, a Delaware limited liability company
SHM Newport Shipyard TRS, LLC, a Delaware limited liability company
SHM North Palm Beach, LLC, a Delaware limited liability company
SHM North Palm Beach TRS, LLC, a Delaware limited liability company
SHM Old Port Cove, LLC, a Delaware limited liability company
SHM Old Port Cove TRS, LLC, a Delaware limited liability company
SHM Onset Bay, LLC, a Delaware limited liability company
SHM Onset Bay TRS, LLC, a Delaware limited liability company
SHM Outer Banks, LLC, a Delaware limited liability company
SHM Outer Banks TRS, LLC, a Delaware limited liability company
SHM Oxford, LLC, a Delaware limited liability company
SHM Oxford TRS, LLC, a Delaware limited liability company
SHM Pier 121, LLC, a Delaware limited liability company
SHM Pier 121 TRS, LLC, a Delaware limited liability company
SHM Pilots Point, LLC, a Delaware limited liability company
SHM Pilots Point TRS, LLC, a Delaware limited liability company
SHM Pineland, LLC, a Delaware limited liability company
SHM Pineland TRS, LLC, a Delaware limited liability company
SHM Plymouth, LLC, a Delaware limited liability company
SHM Plymouth TRS, LLC, a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

SHM Podickory, LLC, a Delaware limited liability company
SHM Podickory TRS, LLC, a Delaware limited liability company
SHM Port Milford, LLC, a Delaware limited liability company
SHM Port Milford TRS, LLC, a Delaware limited liability company
SHM Port Royal, LLC, a Delaware limited liability company
SHM Port Royal TRS, LLC, a Delaware limited liability company
SHM Post Road, LLC, a Delaware limited liability company
SHM Post Road TRS, LLC, a Delaware limited liability company
SHM PR, LLC, a Delaware limited liability company
SHM PR TRS, LLC, a Delaware limited liability company
SHM Puerto Del Rey, LLC, a Delaware limited liability company
SHM Puerto Del Rey TRS, LLC, a Delaware limited liability company
SHM PYC, LLC, a Delaware limited liability company
SHM PYC TRS, LLC, a Delaware limited liability company
SHM Regatta Pointe, LLC, a Delaware limited liability company
SHM Regatta Pointe TRS, LLC, a Delaware limited liability company
SHM Rentals, LLC, a Delaware limited liability company
SHM Reserve Harbor, LLC, a Delaware limited liability company
SHM Reserve Harbor TRS, LLC, a Delaware limited liability company
SHM Rockland, LLC, a Delaware limited liability company
SHM Rockland TRS, LLC, a Delaware limited liability company
SHM RW, LLC, a Delaware limited liability company
SHM Rybovich RB TRS, LLC, a Delaware limited liability company
SHM Rybovich WPB TRS, LLC, a Delaware limited liability company
SHM Sakonnet, LLC, a Delaware limited liability company
SHM Sakonnet TRS, LLC, a Delaware limited liability company
SHM Sandusky, LLC, a Delaware limited liability company
SHM Sandusky TRS, LLC, a Delaware limited liability company
SHM Shelburne, LLC, a Delaware limited liability company
SHM Shelburne TRS, LLC, a Delaware limited liability company
SHM Shelter Island, LLC, a Delaware limited liability company
SHM Shelter Island TRS, LLC, a Delaware limited liability company
SHM Shop, LLC, a Delaware limited liability company
SHM SHV, LLC, a Delaware limited liability company
SHM SHV TRS, LLC, a Delaware limited liability company
SHM Siesta Key, LLC, a Delaware limited liability company
SHM Siesta Key TRS, LLC, a Delaware limited liability company
SHM Silver Spring, LLC, a Delaware limited liability company
SHM Silver Spring TRS, LLC, a Delaware limited liability company
SHM SJ, LLC, a Delaware limited liability company
SHM SJ TRS, LLC, a Delaware limited liability company
SHM Skippers Landing, LLC, a Delaware limited liability company
SHM Skippers Landing TRS, LLC, a Delaware limited liability company
SHM Skull Creek, LLC, a Delaware limited liability company
SHM Skull Creek TRS, LLC, a Delaware limited liability company
SHM South Bay, LLC, a Delaware limited liability company
SHM South Bay TRS, LLC, a Delaware limited liability company
SHM South Fork JV, LLC, a Delaware limited liability company
SHM South Fork, LLC, a Delaware limited liability company
SHM South Fork Manager, LLC, a Delaware limited liability company
SHM Sportsman, LLC, a Delaware limited liability company
SHM Sportsman TRS, LLC, a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

SHM Star Island, LLC, a Delaware limited liability company
SHM Star Island TRS, LLC, a Delaware limited liability company
SHM Stingray, LLC, a Delaware limited liability company
SHM Stingray TRS, LLC, a Delaware limited liability company
SHM Stratford, LLC, a Delaware limited liability company
SHM Stratford TRS, LLC, a Delaware limited liability company
SHM Sunroad, LLC, a Delaware limited liability company
SHM Sunroad TRS, LLC, a Delaware limited liability company
SHM Sunset Bay, LLC, a Delaware limited liability company
SHM Sunset Bay TRS, LLC, a Delaware limited liability company
SHM SYC, LLC, a Delaware limited liability company
SHM SYC TRS, LLC, a Delaware limited liability company
SHM Toledo Beach, LLC, a Delaware limited liability company
SHM Toledo Beach TRS, LLC, a Delaware limited liability company
SHM Tower Marine, LLC, a Delaware limited liability company
SHM Tower Marine TRS, LLC, a Delaware limited liability company
SHM Trade Winds, LLC, a Delaware limited liability company
SHM Trade Winds TRS, LLC, a Delaware limited liability company
SHM TRS, LLC, a Delaware limited liability company
SHM Ventura Isle, LLC, a Delaware limited liability company
SHM Ventura Isle TRS, LLC, a Delaware limited liability company
SHM Vineyard Haven, LLC, a Delaware limited liability company
SHM Vineyard Haven TRS, LLC, a Delaware limited liability company
SHM Walden, LLC, a Delaware limited liability company
SHM Walden TRS, LLC, a Delaware limited liability company
SHM Water Club, LLC, a Delaware limited liability company
SHM Waterway Estates, LLC, a Delaware limited liability company
SHM Waterway Estates TRS, LLC, a Delaware limited liability company
SHM Wentworth, LLC, a Delaware limited liability company
SHM Wentworth TRS, LLC, a Delaware limited liability company
SHM Westport, LLC, a Delaware limited liability company
SHM Westport TRS, LLC, a Delaware limited liability company
SHM Wickford Cove, LLC, a Delaware limited liability company
SHM Wickford Cove TRS, LLC, a Delaware limited liability company
SHM Willsboro, LLC, a Delaware limited liability company
SHM Willsboro TRS, LLC, a Delaware limited liability company
SHM Wisdom Dock, LLC, a Delaware limited liability company
SHM Wisdom Dock TRS, LLC, a Delaware limited liability company
SHM Yacht Haven, LLC, a Delaware limited liability company
SHM Yacht Haven TRS, LLC, a Delaware limited liability company
SHM Yacht Sales, LLC, a Delaware limited liability company
SHM Zahnisers, LLC, a Delaware limited liability company
SHM Zahnisers TRS, LLC, a Delaware limited liability company
Silver Sands Leisure Park Limited, an England and Wales corporation
Sky Harbor Property, LLC, a Delaware limited liability company
SNF Mezz 1 LLC, a Delaware limited liability company
SNF Property LLC, a Delaware limited liability company
SNF TRS LLC, a Delaware limited liability company
Solar Energy Project AZ LLC, a Michigan limited liability company
Solar Energy Project CA II LLC, a Michigan limited liability company
Solar Energy Project III LLC, a Michigan limited liability company
Solar Energy Project IV LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Solar Energy Project LLC, a Michigan limited liability company
Southgate – Dan at Spyglass Hill – Bidco Limited, an England corporation
Southgate – Dan at Spyglass Hill – Equityco Limited, a Jersey corporation
Southgate – Dan at Spyglass Hill – Holdco Limited, a Jersey corporation
Southgate – Dan at Spyglass Hill – Propco 1 Limited, an England corporation
Southgate – Dan at Spyglass Hill – Propco 2 Limited, an England corporation
Southport Springs Holding, LLC, a Delaware limited liability company
Southport Springs Park, LLC, a Delaware limited liability company
Southwood Village MHP Holding Company #1, LLC, a Michigan limited liability company
Southwood Village Mobile Home Park, LLC, a Michigan limited liability company
SR East LLC, a Delaware limited liability company
SR Hunter’s Crossing LLC, a Michigan limited liability company
SR Silver Springs LLC, a Michigan limited liability company
SR West II LLC, a Michigan limited liability company
SR West LLC, a Michigan limited liability company
SSI Amalco Real Estate Holdings ULC, a British Columbia ULC
SSI Canada Property LP, a Delaware limited partnership
SSI Mezz 1 GP Inc., an Ontario corporation
SSI Mezz 1 LP, a Delaware limited partnership
SSI Mezz 2 GP Inc., an Ontario corporation
SSI Mezz 2 LP, a Delaware limited partnership
SSI Property GP Inc., an Ontario corporation
SSI TRS GP Inc., an Ontario corporation
SSI TRS LP, an Ontario limited partnership
Stockton Delta Resort, LLC, a California limited liability company
Stonebridge Manager LLC, a Michigan limited liability company
Stonebrook Community, L.L.C., a Delaware limited liability company
Stowford Propco Limited, a Jersey private limited company
SUI TRS, Inc., a Michigan corporation
Summit Ridge Manager LLC, a Michigan limited liability company
Sun 47 North LLC, a Michigan limited liability company
Sun 47 North Marketing Center LLC, a Michigan limited liability company
Sun 49er Village RV LLC, a Michigan limited liability company
Sun Academy West Point LLC, a Michigan limited liability company
Sun ACQ LLC, a Michigan limited liability company
Sun ACQ II LLC, a Michigan limited liability company
Sun Adirondack Gateway RV LLC, a Michigan limited liability company
Sun AIOP GP LLC, a Delaware limited liability company
Sun Allendale Meadows LLC, a Michigan limited liability company
Sun Andover LLC, a Michigan limited liability company Sun Apple Creek LLC, a Michigan limited liability company
Sun Arbor Terrace LLC, a Michigan limited liability company
Sun Arbor Woods, LLC, a Michigan limited liability company
Sun Archview RV LLC, a Michigan limited liability company
Sun Ariana LLC, a Michigan limited liability company
Sun Assignment II LLC, a Michigan limited liability company
Sun Assignment, LLC, a Michigan limited liability company
Sun Association Island RV LLC, a Michigan limited liability company
Sun Augusta LLC, a Michigan limited liability company
Sun Beachwood RV Resort LLC, a Michigan limited liability company
Sun Bear Commercial, LLC, a Michigan limited liability company
Sun Bear Lake Garden City LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Beechwood LLC, a Michigan limited liability company
Sun Bel Air LLC, a Michigan limited liability company
Sun Big Timber RV LLC, a Michigan limited liability company
Sun Birch Hill LLC, a Michigan limited liability company
Sun Blazing Star LLC, a Michigan limited liability company
Sun Blueberry Hill LLC, a Michigan limited liability company
Sun Bluebonnet LLC, a Michigan limited liability company
Sun Bluewater Beach RV LLC, a Michigan limited liability company
Sun Boulder Ridge LLC, a Michigan limited liability company
Sun Branch Creek LLC, a Michigan limited liability company
Sun Brookside Manor LLC, a Michigan limited liability company
Sun Buena Vista MH LLC, a Michigan limited liability company
Sun BW Jelly-Mammoth Cave RV LLC, a Michigan limited liability company
Sun Caliente Sands, LLC, a Michigan limited liability company
Sun Camelot Villa LLC, a Delaware limited liability company
Sun Canyonlands RV LLC, a Michigan limited liability company
Sun Cape Cod RV LLC, a Massachusetts limited liability company
Sun Cape Cod RV II LLC, a Massachusetts limited liability company
Sun Carolina Pines RV LLC, a Michigan limited liability company
Sun Carrington Pointe LLC, a Michigan limited liability company
Sun Cave Creek LLC, a Michigan limited liability company
Sun Cedar Springs LLC, a Michigan limited liability company
SunChamp Holdings LLC, a Michigan limited liability company
SunChamp LLC, a Michigan limited liability company
Sun Charlevoix Estates LLC, a Michigan limited liability company
Sun Cherrystone RV LLC, a Michigan limited liability company
Sun Cherrywood LLC, a Michigan limited liability company
Sun Chincoteague Island LLC, a Michigan limited liability company
Sun Chula Vista Bayfront RV LLC, a Michigan limited liability company
Sun Cider Mill Crossings LLC, a Michigan limited liability company
Sun Club Naples LLC, a Michigan limited liability company
Sun Coastal Plantation LLC, a Michigan limited liability company
Sun Cobus Green LLC, a Michigan limited liability company
Sun Colony in the Wood GP LLC, a Michigan limited liability company
Sun Communities Acquisitions, LLC, a Michigan limited liability company
Sun Communities Canada, Inc., an Ontario corporation
Sun Communities Finance, LLC, a Michigan limited liability company
Sun Communities Financial LLC, a Michigan limited liability company
Sun Communities Funding GP L.L.C., a Michigan limited liability company
Sun Communities Funding II LLC, a Michigan limited liability company
Sun Communities Funding Limited Partnership, a Michigan limited partnership
Sun Communities Mezzanine Lender, LLC, a Michigan limited liability company
Sun Communities Springing Corp., a Michigan corporation
Sun Communities Texas Limited Partnership, a Michigan limited partnership
Sun Communities Texas Mezzanine Lender Limited Partnership, a Michigan limited partnership
Sun Compass RV, LLC, a Michigan limited liability company
Sun Continental North LLC, a Michigan limited liability company
Sun Country Lakes LLC, a Michigan limited liability company
Sun Countryside Atlanta LLC, a Michigan limited liability company
Sun Countryside Lake Lanier LLC, a Michigan limited liability company
Sun Country Village LLC, a Michigan limited liability company
Sun Creeks Crossing LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Crown Villa RV LLC, a Michigan limited liability company
Sun Cutler Estates LLC, a Michigan limited liability company
Sun Driftwood RV LLC, a Michigan limited liability company
Sun Dunedin Motel LLC, a Michigan limited liability company
Sun Eagle Crest LLC, a Michigan limited liability company
Sun Eleven Mile LLC, a Michigan limited liability company
Sun Emerald Coast RV, LLC, a Michigan limited liability company
Sun Emerald Coast RV Storage, LLC, a Michigan limited liability company
Sun Financial, LLC, a Michigan limited liability company
Sun Financial Texas Limited Partnership, a Michigan limited partnership
Sun Fisherman’s Cove LLC, a Michigan limited liability company
Sun Flamingo Lake RV LLC, a Michigan limited liability company
Sun FM2016 LLC, a Delaware limited liability company
Sun Foothills Fort Collins LLC, a Michigan limited liability company
Sun Forest Hill LLC, a Michigan limited liability company
Sun/Forest Holdings LLC, a Michigan limited liability company
Sun/Forest LLC, a Michigan limited liability company
Sun Forest Meadows LLC a Michigan limited liability company
Sun Forest Springs LLC, a Michigan limited liability company
Sun Fort Whaley LLC, a Michigan limited liability company
Sun Fort Whaley TRS LLC, a Michigan limited liability company
Sun Four Seasons LLC, a Michigan limited liability company
Sun Fox Run LLC, a Michigan limited liability company
Sun Frontier LLC, a Michigan limited liability company
Sun Frontier TRS LLC, a Michigan limited liability company
Sungenia Development Pty Ltd, an Australian entity
Sungenia LandCo Pty Ltd, an Australian entity
Sungenia Land Trust, an Australian trust
Sungenia OpCo Pty Ltd, an Australian entity
Sungenia Operations Trust, an Australian trust
Sun Gig Harbor RV LLC, a Michigan limited liability company
Sun Gold Coaster LLC, a Michigan limited liability company
Sun GP L.L.C., a Michigan limited liability company
Sun Grand Lake Golf, Inc., a Michigan corporation
Sun Grand Lake LLC, a Michigan limited liability company
Sun Grove Beach LLC, a Michigan limited liability company
Sun Groves LLC, a Michigan limited liability company
Sun Gwinnett LLC, a Michigan limited liability company
Sun Gwynn’s Island RV LLC, a Michigan limited liability company
Sun Gypsum Mill Development LLC, a Michigan limited liability company
Sun Gypsum Mill East LLC, a Michigan limited liability company
Sun Gypsum Mill West LLC, a Michigan limited liability company
Sun Haas Lake RV LLC, a Michigan limited liability company
Sun Hacienda Del Rio LLC, a Michigan limited liability company
Sun Hamlin LLC, a Michigan limited liability company
Sun Hancock Heights LLC, a Michigan limited liability company
Sun Hatch Court LLC, a Michigan limited liability company
Sun Hawaiian Holly LLC, a Michigan limited liability company
Sun HG Limited Partnership, a Michigan limited partnership
Sun Hid’n Pines RV LLC, a Michigan limited liability company
Sun High Point QRS, Inc., a Michigan corporation
Sun Highland Greens Estates LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Hillcrest LLC, a Michigan limited liability company
Sun Holiday Park LLC, a Michigan limited liability company
Sun Holly Forest LLC, a Michigan limited liability company
Sun Holly Shores RV Resort LLC, a Michigan limited liability company
Sun Home Services Canada, Inc., an Ontario corporation
Sun Home Services, Inc., a Michigan corporation
Sun Hotel LLC, a Michigan limited liability company
Sun Hunters Glen LLC, a Michigan limited liability company
Sun Huntington Run LLC, a Michigan limited liability company
Sun Hyde Park LLC, a Michigan limited liability company
Sun INA Development LLC, a Michigan limited liability company
Sun Indian Creek LLC, a Michigan limited liability company
Sun Indian Creek RV LLC, a Michigan limited liability company
Sun Inlet Lender LLC, a Michigan limited liability company
Sun Insurance, Inc., a Michigan corporation
Sun IP LLC, a Michigan limited liability company
Sun Island Lakes LLC, a Michigan limited liability company
Sun Jaguar 1 LLC, a Delaware limited liability company
Sun Jaguar 2 LLC, a Delaware limited liability company
Sun Jaguar 3 LLC, a Delaware limited liability company
Sun Jaguar 4 LLC, a Delaware limited liability company
Sun Jaguar 5 LLC, a Delaware limited liability company
Sun Jaguar 6 LLC, a Delaware limited liability company
Sun Jaguar 7 LLC, a Delaware limited liability company
Sun Jaguar 8 LLC, a Delaware limited liability company
Sun Jaguar 9 LLC, a Delaware limited liability company
Sun Jaguar 10 LLC, a Delaware limited liability company
Sun Jaguar 11 LLC, a Delaware limited liability company
Sun Jelly-Birchwood NY RV LLC, a Michigan limited liability company
Sun Jelly Chicago RV LLC, a Michigan limited liability company
Sun Jelly-Larkspur CO RV LLC, a Michigan limited liability company
Sun Jelly-Natural Bridge RV LLC, a Michigan limited liability company
Sun Jelly-WNY RV LLC, a Michigan limited liability company
Sun Jensen LLC, a Delaware limited liability company
Sun Jetstream NASA RV LLC, a Michigan limited liability company
Sun Kimberly Estates LLC, a Michigan limited liability company
Sun King’s Court LLC, a Michigan limited liability company
Sun Kings Lake LLC, a Michigan limited liability company
Sun Knollwood LLC, a Michigan limited liability company
Sun Lafayette Place LLC, a Michigan limited liability company
Sun La Hacienda RV LLC, a Michigan limited liability company
Sunlake Estates Utilities, L.L.C., a Delaware limited liability company
Sun Lake Josephine RV LLC, a Michigan limited liability company
Sun Lake Juliana LLC, a Michigan limited liability company
Sun Lake Laurie RV LLC, a Michigan limited liability company
Sun Lake Rudolph Gas LLC, a Michigan limited liability company
Sun Lake Rudolph LLC, a Michigan limited liability company
Sun Lake Rudolph TRS LLC, a Michigan limited liability company
Sun Lake San Marino LLC, a Michigan limited liability company
Sun Lakeside Crossing LLC, a Michigan limited liability company
Sun Lakeside LLC, a Michigan limited liability company
Sun Lakeview CT LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Lakeview LLC, a Michigan limited liability company
Sun Lakeview Mobile Estates LLC, a Michigan limited liability company
Sun Lantana Ranch LLC, a Michigan limited liability company
Sun Laurel Heights LLC, a Michigan limited liability company
Sun Lazy J LLC, a Michigan limited liability company
Sun Leaf Verde RV LLC, a Michigan limited liability company
Sun Leisure Point Resort LLC, a Michigan limited liability company
Sun Lender RV LLC, a Michigan limited liability company
Sun Life Associates Limited Partnership, an Arizona limited partnership
Sun Life Trailer Resort Limited Partnership, an Arizona limited partnership
Sun LIW GP LLC, a Michigan limited liability company
Sun Marina Cove LLC, a Michigan limited liability company
Sun Marquette LLC, a Michigan limited liability company
Sun Massey’s Landing RV LLC, a Michigan limited liability company
Sun Maui Jack’s Waterpark LLC, a Michigan limited liability company
Sun Meadowbrook FL LLC, a Michigan limited liability company
Sun Meadowlands Gibralter LLC, a Delaware limited liability company
Sun Meadows Lake LLC, a Delaware limited liability company
Sun Meadowstone LLC, a Michigan limited liability company
Sun MHC Development LLC, a Michigan limited liability company
Sun Millwood LLC, a Michigan limited liability company
Sun Moab Valley RV LLC, a Michigan limited liability company
Sun Mouse Mountain RV LLC, a Michigan limited liability company
Sun Naples Gardens LLC, a Michigan limited liability company
Sun New England Village LLC, a Michigan limited liability company
Sun Newpoint RV LLC, a Michigan limited liability company
Sun NG Acquisitions LLC, a Michigan limited liability company
Sun NG Barryville Lot 8 RV Limited Partnership, a Michigan limited partnership
Sun NG Barryville RV LLC, a Michigan limited liability company
Sun NG Beaver Brook RV LLC, a Michigan limited liability company
Sun NG Cedar Rapids Home Services LLC, a Michigan limited liability company
Sun NG Cedar Rapids RV LLC, a Michigan limited liability company
Sun NG Cisco Grove RV LLC, a Michigan limited liability company
Sun NG Coyote Ranch Home Services LLC, a Michigan limited liability company
Sun NG Coyote Ranch RV LLC, a Michigan limited liability company
Sun NG Glen Ellis RV LLC, a Michigan limited liability company
Sun NG Hospitality Creek Home Services LLC, a Michigan limited liability company
Sun NG Hospitality Creek LLC, a Michigan limited liability company
Sun NG Jelly-Barton Lake RV LLC, a Michigan limited liability company
Sun NG Jelly-Lone Star TX RV LLC, a Michigan limited liability company
Sun NG Kittatinny RV LLC, a Michigan limited liability company
Sun NG Lackawaxen RV LLC, a Michigan limited liability company
Sun NG LLC, a Michigan limited liability company
Sun NG Matamoras RV LLC, a Michigan limited liability company
Sun NG PE Barryville Holdings LLC, a Michigan limited liability company
Sun NG Pond Eddy Lot 39 RV Limited Partnership, a Michigan limited partnership
Sun NG Pond Eddy RV LLC, a Michigan limited liability company
Sun NG River Beach RV LLC, a Michigan limited liability company
Sun NG RV Resorts LLC, a Delaware limited liability company
Sun NG TRS Barryville LLC, a Michigan limited liability company
Sun NG TRS Beaver Brook LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun NG TRS Cedar Rapids LLC, a Michigan limited liability company
Sun NG TRS Cisco Grove LLC, a Michigan limited liability company
Sun NG TRS Coyote Ranch LLC, a Michigan limited liability company
Sun NG TRS Glen Ellis LLC, a Michigan limited liability company
Sun NG TRS Hospitality Creek LLC, a Michigan limited liability company
Sun NG TRS Jelly-Barton LLC, a Michigan limited liability company
Sun NG TRS Jelly-Lone Star TX LLC, a Michigan limited liability company
Sun NG TRS Kittatinny LLC, a Michigan limited liability company
Sun NG TRS Lackawaxen LLC, a Michigan limited liability company
Sun NG TRS Matamoras LLC, a Michigan limited liability company
Sun NG TRS Pond Eddy LLC, a Michigan limited liability company
Sun NG TRS River Beach LLC, a Michigan limited liability company
Sun North Lake Estates LLC, a Michigan limited liability company
Sun Northville Crossing Owner LLC, a Michigan limited liability company
Sun Oakcrest LLC, a Michigan limited liability company
Sun Oakcrest II LLC, a Michigan limited liability company
Sun Oak Grove LLC, a Michigan limited liability company
SUNOA, LLC, a Michigan limited liability company
Sun Ocean Pines LLC, a Michigan limited liability company
Sun Oceanside Beachfront RV LLC, a Michigan limited liability company
Sun Ocean West Expansion, LLC, a Michigan limited liability company
Sun Ocean West, LLC, a Michigan limited liability company
Sun Orange City LLC, a Michigan limited liability company
Sun Orange Tree LLC, a Michigan limited liability company
Sun Pandion Ridge Commercial RV LLC, a Michigan limited liability company
Sun Pandion Ridge RV LLC, a Michigan limited liability company
Sun Park Owned Homes LLC, a Michigan limited liability company
Sun Paso Robles RV LLC, a Michigan limited liability company
Sun Pearwood RV LLC, a Michigan limited liability company
Sun Pecan Park RV LLC, a Michigan limited liability company
Sun Peters Pond RV LLC, a Michigan limited liability company
Sun Petoskey RV, LLC, a Michigan limited liability company
Sun Petoskey RV Kampgrounds LLC, a Michigan limited liability company
Sun Pheasant Ridge LLC, a Michigan limited liability company
Sun Pheasant Ridge RV LLC, a Michigan limited liability company
Sun Pine Acre Trails LLC, a Michigan limited liability company
Sun Pine Hills LLC, a Michigan limited liability company
Sun Pine Ridge LLC, a Michigan limited liability company
Sun Pine Trace LLC, a Michigan limited liability company
Sun Pineview Estates LLC, a Michigan limited liability company
Sun Pleasant Acres RV Resort LLC, a Michigan limited liability company
Sun Pony Express RV LLC, a Michigan limited liability company
Sun Pool 1 LLC, a Michigan limited liability company
Sun Pool 3 LLC, a Michigan limited liability company
Sun PreAcq LLC, a Michigan limited liability company
Sun QRS Pool 1, Inc., a Michigan corporation
Sun QRS Pool 4, Inc., a Michigan corporation
Sun QRS Pool 9, Inc., a Michigan corporation
Sun QRS Pool 13, Inc., a Michigan corporation
Sun QRS Pool A, Inc., a Michigan corporation
Sun QRS Pool B, Inc., a Michigan corporation
Sun QRS Ridge, Inc., a Michigan corporation

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun QRS Sheffield, Inc., a Michigan corporation
Sun Rainbow RV LLC, a Michigan limited liability company
Sun Ranch 201 LLC, a Michigan limited liability company
Sun Rancho Alipaz LLC, a Michigan limited liability company
Sun Receivables LLC, a Delaware limited liability company
Sun Resort Amenities LLC, a Michigan limited liability company
Sun Reunion Lake RV LLC, a Michigan limited liability company
Sun Richmond Industrial LLC, a Michigan limited liability company
Sun Richmond LLC, a Michigan limited liability company
Sun River Plantation RV LLC, a Michigan limited liability company
Sun River Plantation TRS LLC, a Michigan limited liability company
Sun River Ridge II LLC, a Michigan limited liability company
Sun River Ridge MI LLC, a Michigan limited liability company
Sun River Run Ranch RV LLC, a Michigan limited liability company
Sun Riverside Drive LLC, a Michigan limited liability company
Sun Riverside LLC, a Michigan limited liability company
Sun Rock Crusher Canyon RV LLC, a Michigan limited liability company
Sun Rocky Mountain RV LLC, a Michigan limited liability company
Sun Rolling Hills LLC, a Michigan limited liability company
Sun Roxbury Park LLC, a Michigan limited liability company
Sun RV Sunset Lakes, LLC, a Michigan limited liability company
Sun Saco RV LLC, a Michigan limited liability company
Sun Saddle Brook Limited Partnership, a Michigan limited partnership
Sun Saddle Oak LLC, a Michigan limited liability company
Sun Scio Farms LLC, a Michigan limited liability company
Sun Sea Breeze QRS, Inc., a Michigan corporation
Sun Seaport RV LLC, a Michigan limited liability company
Sun Seashore RV, LLC, a Michigan limited liability company
Sun Secured Financing Houston LLC, a Michigan limited liability company
Sun Secured Financing LLC, a Michigan limited liability company
Sun Secured Springing LLC, a Michigan limited liability company
Sunset Ridge Manager LLC, a Michigan limited liability company
Sun Shelby Forest LLC, a Michigan limited liability company
Sun Shelby West LLC, a Michigan limited liability company
Sun Shell 2 LLC, a Michigan limited liability company
Sun Shell 3 LLC, a Michigan limited liability company
Sun Shell 4 LLC, a Michigan limited liability company
Sun Shell 5 LLC, a Michigan limited liability company
Sun Shell 6 LLC, a Michigan limited liability company
Sun Shenandoah Acres RV LLC, a Michigan limited liability company
Sun Siesta Bay LLC, a Michigan limited liability company
Sun Siesta Bay Vacant LLC, a Michigan limited liability company
Sun Silver Creek RV Resort LLC, a Michigan limited liability company
Sun Silver Creek RV Resort II LLC, a Michigan limited liability company
Sun Silver Star LLC, a Michigan limited liability company
Sun Slickrock RV LLC, a Michigan limited liability company
Sun Smith Creek Crossing LLC, a Michigan limited liability company
Sun Southern Leisure RV LLC, a Michigan limited liability company
Sun Southern Palms LLC, a Michigan limited liability company
Sun Stoneridge Villas LLC, a Michigan limited liability company
Sun Strafford Lake RV LLC, a Michigan limited liability company
Sun Sunlake Estates LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Sunrise Estates LLC, a Michigan limited liability company
Sun Sunset Beach RV LLC, a Michigan limited liability company
Sun Sylvan Crossing LLC, a Michigan limited liability company
Sun Sylvan Glen LLC, a Michigan limited liability company
Sun Sylvan Lender LLC, a Michigan limited liability company
Sun Tampa East, LLC, a Michigan limited liability company
Sun Tanglewood Village LLC, a Michigan limited liability company
Sun Texas QRS, Inc., a Michigan corporation
Sun The Colony LLC, a Michigan limited liability company
Sun The Willows LLC, a Michigan limited liability company
Sun Themeworld RV LLC, a Michigan limited liability company
Sun Three Gardens LLC, a Michigan limited liability company
Sun Three Lakes LLC, a Michigan limited liability company
Sun Town & Country LLC, a Michigan limited liability company
Sun Tranquility LLC, a Michigan limited liability company
Sun Troy Villa LLC, a Michigan limited liability company
Sun TRS 49er Village LLC, a Michigan limited liability company
Sun TRS Archview LLC, a Michigan limited liability company
Sun TRS Association Island LLC, a Michigan limited liability company
Sun TRS Beachwood LLC, a Michigan limited liability company
Sun TRS Big Timber LLC, a Michigan limited liability company
Sun TRS Blazing Star LLC, a Michigan limited liability company
Sun TRS Blueberry Hill LLC, a Michigan limited liability company
Sun TRS Blue Heron Pines LLC, a Michigan limited liability company
Sun TRS Bluewater Beach LLC, a Michigan limited liability company
Sun TRS Buttonwood Bay LLC, a Michigan limited liability company
Sun TRS Canyonlands LLC, a Michigan limited liability company
Sun TRS Cape Cod LLC, a Michigan limited liability company
Sun TRS Carolina Pines LLC, a Michigan limited liability company
Sun TRS Castaways LLC, a Michigan limited liability company
Sun TRS Castaways SPE, Inc., a Michigan corporation
Sun TRS Cava Robles LLC, a Michigan limited liability company
Sun TRS Cherrystone LLC, a Michigan limited liability company
Sun TRS Chicago LLC, a Michigan limited liability company
Sun TRS Chincoteague Island LLC, a Michigan limited liability company
Sun TRS Costa Vista LLC, a Michigan limited liability company
Sun TRS Crown Villa LLC, a Michigan limited liability company
Sun TRS Cypress Greens LLC, a Michigan limited liability company
Sun TRS Driftwood LLC, a Michigan limited liability company
Sun TRS El Capitan/Ocean Mesa LLC, a Michigan limited liability company
Sun TRS Flamingo LLC, a Michigan limited liability company
Sun TRS Gas Archview LLC, a Michigan limited liability company
Sun TRS Gas Canyonlands LLC, a Michigan limited liability company
Sun TRS Gwynn’s Island LLC, a Michigan limited liability company
Sun TRS Haas Lake LLC, a Michigan limited liability company
Sun TRS Hidden Ridge LLC, a Michigan limited liability company
Sun TRS Hid N Pines LLC, a Michigan limited liability company
Sun TRS Hill Country LLC, a Michigan limited liability company
Sun TRS Holly Shores LLC, a Michigan limited liability company
Sun TRS Homosassa LLC, a Michigan limited liability company
Sun TRS Indian Creek FL LLC, a Michigan limited liability company
Sun TRS Indian Creek LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun TRS Islamorado LLC, a Michigan limited liability company
Sun TRS Jelly-Birchwood NY LLC, a Michigan limited liability company
Sun TRS Jelly-Larkspur CO LLC, a Michigan limited liability company
Sun TRS Jelly-Mammoth Cave LLC, a Michigan limited liability company
Sun TRS Jelly-Natural Bridge LLC, a Michigan limited liability company
Sun TRS Jelly-WNY LLC, a Michigan limited liability company
Sun TRS La Hacienda LLC, a Michigan limited liability company
Sun TRS Lake Laurie LLC, a Michigan limited liability company
Sun TRS Leaf Verde LLC, a Michigan limited liability company
Sun TRS Leisure Point LLC, a Michigan limited liability company
Sun TRS LIW LLC, a Michigan limited liability company
Sun TRS LL Castaways LLC, a Michigan limited liability company
Sun TRS LL Southport Springs LLC, a Michigan limited liability company
Sun TRS Massey LLC, a Michigan limited liability company
Sun TRS Maui Jack’s LLC, a Michigan limited liability company
Sun TRS Moab Valley LLC, a Michigan limited liability company
Sun TRS Mouse Mountain LLC, a Michigan limited liability company
Sun TRS NASA LLC, a Michigan limited liability company
Sun TRS Newpoint LLC, a Michigan limited liability company
Sun TRS Northgate LLC, a Michigan limited liability company
Sun TRS North Lake LLC, a Michigan limited liability company
Sun TRS Ocean Breeze LLC, a Michigan limited liability company
Sun TRS Ocean Club LLC, a Michigan limited liability company
Sun TRS Oceanside Beachfront LLC, a Michigan limited liability company
Sun TRS Palm Creek LLC, a Michigan limited liability company
Sun TRS Pandion Ridge LLC, a Michigan limited liability company
Sun TRS Pecan Park LLC, a Michigan limited liability company
Sun TRS Peters Pond LLC, a Michigan limited liability company
Sun TRS Petoskey Kampgrounds LLC, a Michigan limited liability company
Sun TRS Pheasant Ridge LLC, a Michigan limited liability company
Sun TRS Pleasant Acres LLC, a Michigan limited liability company
Sun TRS Reunion Lake LLC, a Michigan limited liability company
Sun TRS River Plantation Aerial Park LLC, a Michigan limited liability company
Sun TRS River Run Ranch LLC, a Michigan limited liability company
Sun TRS Riverside LLC, a Michigan limited liability company
Sun TRS Rock Crusher Canyon LLC, a Michigan limited liability company
Sun TRS Saco LLC, a Michigan limited liability company
Sun TRS Sands RV LLC, a Michigan limited liability company
Sun TRS Seaport LLC, a Michigan limited liability company
Sun TRS Seashore LLC, a Michigan limited liability company
Sun TRS Shenandoah LLC, a Michigan limited liability company
Sun TRS Siesta Bay LLC, a Michigan limited liability company
Sun TRS Slickrock RV LLC, a Michigan limited liability company
Sun TRS Southern Leisure LLC, a Michigan limited liability company
Sun TRS Southport Springs LLC, a Michigan limited liability company
Sun TRS Strafford Lake LLC, a Michigan limited liability company
Sun TRS Sun N Fun RV Resort LLC, a Michigan limited liability company
Sun TRS Sunset Beach LLC, a Michigan limited liability company
Sun TRS Sunset Lakes LLC, a Michigan limited liability company
Sun TRS The Hamptons LLC, a Michigan limited liability company
Sun TRS Vines LLC, a Michigan limited liability company
Sun TRS Wagon Wheel LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun TRS Wells Beach LLC, a Michigan limited liability company
Sun TRS Westward Ho LLC, a Michigan limited liability company
Sun TRS Wild Acres LLC, a Michigan limited liability company
Sun TRS Wine Country LLC, a Michigan limited liability company
Sun UK Holding LLC, a Delaware limited liability company
Sun Vacation Rentals LLC, a Michigan limited liability company
Sun Valley Arizona, L.L.C., a Delaware limited liability company
Sun Ventures LLC, a Michigan limited liability company
Sun Villa MHC LLC, a Michigan limited liability company
Sun Vines RV LLC, a Michigan limited liability company
Sun Vista Del Lago LLC, a Delaware limited liability company
Sun Wagon Wheel RV LLC, a Michigan limited liability company
Sun Water Oak Expansion LLC, a Michigan limited liability company
Sun Water Oak Golf, Inc., a Michigan corporation
Sun Wells Beach RV LLC, a Michigan limited liability company
Sun Westbrook Senior Village LLC, a Michigan limited liability company
Sun Westward Ho RV LLC, a Michigan limited liability company
Sun Wild Acres RV LLC, a Michigan limited liability company
Sun Willow Bend LLC, a Michigan limited liability company
Sun Windham Hills LLC, a Michigan limited liability company
Sun Wine Country RV LLC, a Michigan limited liability company
Sun Woodsmoke RV LLC, a Michigan limited liability company
Sun Yankee Village LLC, a Michigan limited liability company
Sun/York L.L.C., a Michigan limited liability company
SV Lift, LLC, a Michigan limited liability company
SW SHM Beverage, LLC, a Delaware limited liability company
Sycamore Village MHP Holding Company #1, LLC, a Michigan limited liability company
Sycamore Village Mobile Home Park, LLC, a Michigan limited liability company
Tamarac Village Mobile Home Park, LLC, a Michigan limited liability company
The South Devon Holiday Parks Limited, an England and Wales corporation
Thorney Bay Park Limited, a United Kingdom corporation
Tiger Bidco Ltd, an England and Wales corporation
Tiger Debtco Ltd, an England and Wales corporation
Tiger Group Ltd, an England and Wales corporation
Tiger Midco Ltd, an England and Wales corporation
Tiger Topco 1 Ltd, an England and Wales corporation
Time GB (SB) Limited, an England corporation
Tower Park & Marina TRS JV LLC, a Michigan limited liability company
Tower Park Restaurant, LLC, a California limited liability company
Trevella Caravan Company Limited, an England and Wales corporation
Turnberry Holiday Park Limited, an England and Wales corporation
Vizcaya Lakes Communities, LLC, a Delaware limited liability company
Warren Dunes Village MHP Holding Company #1, LLC, a Michigan limited liability company
Warren Dunes Village MHP, LLC, a Delaware limited liability company
Waverly Shores Village II LLC, a Michigan limited liability company
Waverly Shores Village Mobile Home Park, LLC, a Michigan limited liability company
Westward Shores TRS JV LLC, a Michigan limited liability company
Wildwood Sales TRS, LLC, a Delaware limited liability company
Windmill Village Holding, LLC, a Delaware limited liability company
Windmill Village Park, LLC, a Delaware limited liability company
Windsor Woods Village MHP Holding Company #1, LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Windsor Woods Village Mobile Home Park, LLC, a Michigan limited liability company
WM Pismo Beach Holdings, LLC, a Delaware limited liability company
Woodlake Manager LLC, a Michigan limited liability company
Woodlands Church Lake, L.L.C., a Delaware limited liability company
W.S.G. Operating Company Ltd, an England and Wales corporation